EXHIBIT 99.2

KITE REALTY GROUP TRUST

SEPTEMBER 30, 2010

INVESTOR RELATIONS CONTACTS:

Dan Sink, Chief Financial Officer

Adam Chavers, Vice President, Acquisitions & Investor Relations

30 S. MERIDIAN STREET • INDIANAPOLIS, INDIANA 46204 • 317.577.5600

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2010

PAGE NO.	TABLE OF CONTENTS
3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Condensed Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Other Financial Information for the Three and Nine Months Ended September 30
10	Market Capitalization
10	Ratio of Debt to Total Undepreciated Assets as of September 30, 2010
11	Same Property Net Operating Income for the Three and Nine Months Ended September 30
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt as of September 30, 2010
14	Schedule of Outstanding Debt as of September 30, 2010
17	Joint Venture Summary – Unconsolidated Properties
18	Condensed Combined Balance Sheets of Unconsolidated Properties
19	Condensed Combined Statements of Operations of Unconsolidated Properties for the Three and Nine Months Ended September 30
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics Including Joint Venture Properties
27	Summary Commercial Portfolio Statistics
28	Current Development Pipeline
29	Current Redevelopment Projects
30	Shadow Pipeline
31	Geographic Diversification – Operating Portfolio
32	Operating Retail Properties
36	Operating Commercial Properties
37	Retail Operating Portfolio – Tenant Breakdown

    Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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CORPORATE PROFILE

General Description

Kite Realty Group Trust is a full-service, vertically integrated real estate company engaged primarily in the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected markets in the United States. We are organized as a real estate investment trust ("REIT") for federal income tax purposes. As of September 30, 2010, we owned interests in 60 properties totaling approximately 8.9 million square feet and an additional 0.6 million square feet in two properties currently under development.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights as of September 30, 2010

•	Operating Retail Properties	51
•	Operating Commercial Properties	4
•	Total Properties Under Redevelopment	5
•	Total Properties Under Development	2
•	States	9
•	Total GLA/NRA of 55 Operating Properties	8,385,675
•	Owned GLA/NRA of 55 Operating Properties	5,498,230
•	Owned GLA of Properties Under Development (2)/Redevelopment (5)	791,506
•	Percentage of Owned GLA/NRA Leased – Total Portfolio	92.5%
•	Percentage of Owned GLA Leased – Retail Operating	92.2%
•	Percentage of Owned NRA Leased – Commercial Operating	95.5%
•	Total Full-Time Employees	76

Stock Listing:  New York Stock Exchange symbol: KRG

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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CONTACT INFORMATION

Corporate Office
30 South Meridian Street, Suite 1100
Indianapolis, IN 46204
(888) 577-5600
(317) 577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Dan Sink, Chief Financial Officer	BMO Capital Markets	Raymond James
Adam Chavers, Vice President Acquisitions & Investor Relations	Mr. Paul E. Adornato, CFA	Mr. Paul Puryear/Mr. R. J. Milligan
	(212) 885-4170	(727) 567-2253/(727) 567-2660
Kite Realty Group Trust	paul.adornato@bmo.com	paul.puryear@raymondjames.com
30 South Meridian Street, Suite 1100		Richard.milligan@raymondjames.com
Indianapolis, IN 46204	Citigroup Global Markets
(317) 577-5609/(317) 713-5684	Mr. Michael Bilerman/Mr. Quentin Velleley	RBC Capital Markets
dsink@kiterealty.com	(212) 816-1383/(212) 816-6981	Mr. Rich Moore/Mr. Wes Golladay
achavers@kiterealty.com	michael.bilerman@citigroup.com	(440) 715-2646/(440) 715-2650
	Quentin.velleley@citi.com	rich.moore@rbccm.com
Transfer Agent:		wes.golladay@rbccm.com
Janney Montgomery Scott
BNY Mellon Shareholder Services	Mr. Andrew T. Dizio, CFA	Stifel, Nicolaus & Company, Inc.
Mr. James Balsan	(215) 665-6439	Mr. Nathan Isbee
480 Washington Blvd., 29th Floor	adizio@jmsonline.com	(443) 224-1346
Jersey City, NJ 07310		nisbee@stifel.com
(800) 820-8521	KeyBanc Capital Markets
	Mr. Jordan Sadler/Mr. Todd Thomas	Wells Fargo Securities, LLC
	(917) 368-2280/(917) 368-2286	Mr. Jeffrey J. Donnelly, CFA
Stock Specialist:	tthomas@keybanccm.com	(617) 603-4262
	jsadler@keybanccm.com	jeff.donnelly@wachovia.com
Barclays Capital
45 Broadway	Morgan Keegan
20th Floor	Steve Swett
New York, NY 10006	(212) 508-7585
(646) 333-7000	stephen.swett@morgankeegan.com

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2010 to be filed on or about November 9, 2010, which should be read in conjunction with this supplement. The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions, particularly in light of the current recession;
•	financing risks, including the availability of and costs associated with sources of liquidity;
•	the Company’s ability to refinance, or extend the maturity dates of, its indebtedness;
•	the level and volatility of interest rates;
•	the financial stability of tenants, including their ability to pay rent and the risk of tenant bankruptcies;
•	the competitive environment in which the Company operates;
•	acquisition, disposition, development and joint venture risks;
•	property ownership and management risks;
•	the Company’s ability to maintain its status as a real estate investment trust (“REIT”) for federal income tax purposes;
•	potential environmental and other liabilities;
•	impairment in the value of real estate property the Company owns;
•	risks related to the geographical concentration of our properties in Indiana, Florida and Texas;
•	other factors affecting the real estate industry generally; and
•
other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Considering the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance. NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense, impairment, and other items. We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets. We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results. NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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CORPORATE STRUCTURE CHART – SEPTEMBER 30, 2010

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2010	December 31, 2009
Assets:
Investment properties, at cost:
Land	$229,078,232	$226,506,781
Land held for development	27,358,808	27,546,315
Buildings and improvements	764,638,869	736,027,845
Furniture, equipment and other	5,144,470	5,060,233
Construction in progress	167,414,630	176,689,227
	1,193,635,009	1,171,830,401
Less: accumulated depreciation	(145,266,371)	(127,031,144)
	1,048,368,638	1,044,799,257
Cash and cash equivalents	12,724,095	19,958,376
Tenant receivables, including accrued straight-line rent of $8,982,455 and $8,570,069, respectively, net of allowance for uncollectible accounts	17,822,311	18,537,031
Other receivables	6,543,165	9,326,475
Investments in unconsolidated entities, at equity	10,854,037	10,799,782
Escrow deposits	10,801,443	11,377,408
Deferred costs, net	21,830,481	21,509,070
Prepaid and other assets	4,274,989	4,378,045
Total Assets	$1,133,219,159	$1,140,685,444

Liabilities and Equity:
Mortgage and other indebtedness	$669,003,276	$658,294,513
Accounts payable and accrued expenses	38,573,656	32,799,351
Deferred revenue and other liabilities	15,850,978	19,835,438
Total Liabilities	723,427,910	710,929,302
Commitments and contingencies
Redeemable noncontrolling interests in the Operating Partnership	44,489,803	47,307,115
Equity:
Kite Realty Group Trust Shareholders’ Equity:
Preferred Shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common Shares, $.01 par value, 200,000,000 shares authorized 63,332,646 shares and 63,062,083 shares issued and outstanding at September 30, 2010 and December 31, 2009, respectively	633,326	630,621
Additional paid in capital	451,045,438	449,863,390
Accumulated other comprehensive loss	(4,866,031)	(5,802,406)
Accumulated deficit	(88,484,324)	(69,613,763)
Total Kite Realty Group Trust Shareholders’ Equity	358,328,409	375,077,842
Noncontrolling Interests	6,973,037	7,371,185
Total Equity	365,301,446	382,449,027
Total Liabilities and Equity	$1,133,219,159	$1,140,685,444

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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CONSOLIDATED STATEMENTS OF OPERATIONS – THREE AND NINE MONTHS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue:
Minimum rent	$18,292,136	$17,777,146	$53,768,732	$53,611,820
Tenant reimbursements	4,246,120	4,220,185	13,347,228	13,412,648
Other property related revenue	1,346,672	1,027,057	3,295,520	4,387,131
Construction and service fee revenue	1,270,928	2,684,209	5,101,126	14,595,667
Total revenue	25,155,856	25,708,597	75,512,606	86,007,266
Expenses:
Property operating	4,496,055	4,210,950	12,804,258	13,367,022
Real estate taxes	3,158,006	2,677,703	9,697,406	8,958,326
Cost of construction and services	1,147,383	2,381,885	4,543,084	12,958,935
General, administrative, and other	1,260,314	1,387,407	3,891,076	4,276,451
Depreciation and amortization	10,731,138	7,725,827	31,441,383	23,865,302
Total expenses	20,792,896	18,383,772	62,377,207	63,426,036
Operating income	4,362,960	7,324,825	13,135,399	22,581,230
Interest expense	(6,978,767)	(6,815,787)	(21,313,368)	(20,583,919)
Income tax (expense) benefit of taxable REIT subsidiary	(80,954)	80,714	(234,054)	29,529
(Loss) income from unconsolidated entities	(1,847)	73,524	(100,442)	226,041
Non-cash gain from consolidation of subsidiary	—	1,634,876	—	1,634,876
Other income	53,633	42,229	186,193	126,735
(Loss) income from continuing operations	(2,644,975)	2,340,381	(8,326,272)	4,014,492
Discontinued operations:
Operating loss from discontinued operations	—	(231,261)	—	(714,007)
Non-cash loss on impairment of real estate asset	—	(5,384,747)	—	(5,384,747)
Loss from discontinued operations	—	(5,616,008)	—	(6,098,754)
Consolidated net loss	(2,644,975)	(3,275,627)	(8,326,272)	(2,084,262)
Net loss (income) attributable to noncontrolling interests	255,021	(107,743)	841,083	(340,781)
Net loss attributable to Kite Realty Group Trust	$(2,389,954)	$(3,383,370)	$(7,485,189)	$(2,425,043)

(Loss) income per common share – basic and diluted
(Loss) income from continuing operations attributable to Kite Realty Group Trust common shareholders	$(0.04)	$0.03	$(0.12)	$0.06
Loss from discontinued operations attributable to Kite Realty Group Trust common shareholders	—	(0.08)	—	(0.11)
Net loss attributable to Kite Realty Group Trust common shareholders	$(0.04)	$(0.05)	$(0.12)	$(0.05)

Weighted average common shares outstanding - basic	63,288,181	62,980,447	63,206,901	48,489,799
Weighted average common shares outstanding - diluted	63,288,181	62,980,447	63,206,901	48,489,799
Dividends declared per common share	$0.0600	$0.0600	$0.1800	$0.2725

(Loss) income attributable to Kite Realty Group Trust common shareholders:
(Loss) income from continuing operations	$(2,389,954)	$1,445,303	$(7,485,189)	$2,807,688
Discontinued operations	—	(4,828,673)	—	(5,232,731)
Net loss attributable to Kite Realty Group Trust	$(2,389,954)	$(3,383,370)	$(7,485,189)	$(2,425,043)

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION –THREE AND NINE MONTHS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Consolidated net loss1	$(2,644,975)	$(3,275,627)	$(8,326,272)	$(2,084,262)
Less non-cash gain from consolidation of subsidiary, net of noncontrolling interests	—	(980,926)	—	(980,926)
Less net income attributable to noncontrolling interests in properties	(42,182)	(695,655)	(96,708)	(742,130)
Add depreciation and amortization of consolidated entities, net of noncontrolling interests	10,359,890	7,724,160	30,687,142	23,693,084
Add depreciation and amortization of unconsolidated entities	124,077	52,797	165,436	157,623
Funds From Operations of the Operating Partnership2	7,796,810	2,824,749	22,429,598	20,043,389
Less redeemable noncontrolling interests in Funds From Operations	(850,813)	(319,197)	(2,489,685)	(3,173,320)
Funds From Operations allocable to the Company2	$6,945,997	$2,505,552	$19,939,913	$16,870,069

Basic FFO per share of the Operating Partnership	$0.11	$0.04	$0.32	$0.35
Diluted FFO per share of the Operating Partnership	$0.11	$0.04	$0.31	$0.35
Basic FFO per share of the Operating Partnership (excluding non-cash loss on impairment of real estate asset)3	$0.11	$0.12	$0.32	$0.45
Diluted FFO per share of the Operating Partnership (excluding non-cash loss on impairment of real estate asset)3	$0.11	$0.12	$0.31	$0.45

Basic weighted average Common Shares outstanding	63,288,181	62,980,447	63,206,901	48,489,799
Diluted weighted average Common Shares outstanding	63,522,229	63,090,887	63,439,031	48,575,947
Basic weighted average Common Shares and Units outstanding	71,190,157	71,028,373	71,154,942	56,540,744
Diluted weighted average Common Shares and Units outstanding	71,424,206	71,138,814	71,387,071	56,626,892

Other Financial Information:
Capital expenditures4
Tenant improvements - Retail	$349,511	$326,248	$935,789	$479,228
Tenant improvements – Commercial	—	—	—	—
Leasing commissions - Retail	152,434	189,951	533,263	326,762
Leasing commissions – Commercial	—	—	30,662	1,816
Capital improvements5	335,527	354,962	622,154	559,213
Scheduled debt principal payments	1,205,192	1,090,481	3,605,217	2,872,676
Straight line rent	175,984	477,209	415,806	1,331,491
Market rent amortization income from acquired leases	710,601	770,643	2,196,266	2,333,755
Market debt adjustment	107,714	107,714	323,143	323,143
Non-cash compensation expense	143,688		491,663
Capitalized interest	2,433,281	2,388,944	6,587,523	6,591,078
Mark to market lease amount in Deferred revenue and Other liabilities on consolidated balance sheet	10,493,945	13,337,265
Additional Construction in progress not in development pipelines	34,676,000
Acreage of undeveloped, vacant land in the operating portfolio6	41.2

____________________
1	Includes non-cash loss on impairment of real estate asset of $5,384,747 for the three and nine months ended September 30, 2009.
2
“Funds From Operations of the Operating Partnership” measures 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds From Operations allocable to the Company” reflects a reduction for the redeemable noncontrolling weighted average diluted interest in the Operating Partnership.

3
The Company believes the supplemental presentation of Funds from Operations of the Operating Partnership excluding the non-cash loss on the impairment of a real estate asset provides useful information to investors regarding its financial condition and results of operations because the measure provides investors with useful comparative information about the recurring operating performance of its core real estate portfolio presented on the same basis as prior periods.  The Company also believes the presentation of this measure provides an investor with the ability to meaningfully assess the operating performance of its portfolio (e.g., an assessment of the amount of revenue and operating expenses a property is experiencing) in a clear and concise manner. Further, the Company believes that this measure allows investors to make a meaningful comparison of its operations compared with its peer real estate investment trusts.

4	Excludes tenant improvements and leasing commissions relating to development and redevelopment projects and first-generation space.
5	A portion of these capital improvements are reimbursed by tenants and are revenue producing.
6	Excludes land in construction in progress and land held for development.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2010

		As of September 30, 2010
				Total	Percent of
		Percent of		Market	Total Market
		Total Equity		Capitalization	Capitalization
Equity Capitalization:
Total Common Shares Outstanding		89.0%		63,332,646

Operating Partnership ("OP") Units Outstanding		11.0%		7,863,498

Combined Common Shares and OP Units		100.0%		71,196,144

Market Price of Common Shares at September 30, 2010				$4.44

Total Equity Capitalization				$316,110,881	33%

Debt Capitalization:
Company Outstanding Debt				$669,003,276

Less: Partner Share of Consolidated Joint Venture Debt				(45,666,460)

Company Share of Outstanding Debt				623,336,816

Pro-rata Share of Unconsolidated Joint Venture Debt				17,030,951

Less: Cash and Cash Equivalents				(12,724,095)

Total Net Debt Capitalization				$627,643,672	67%

Total Market Capitalization as of September 30, 2010				$943,754,553	100%

RATIO OF DEBT TO TOTAL UNDEPRECIATED ASSETS AS OF SEPTEMBER 30, 2010

Consolidated Undepreciated Real Estate Assets		$1,201,576,577
Company Share of Unconsolidated Real Estate Assets		28,990,591
Escrow Deposits		10,801,443
		$1,241,368,611

Total Consolidated Debt		$669,003,276
Company Share of Joint Venture Debt		17,030,951
Less: Cash		(12,724,095)
		$673,310,132

Ratio of Debt to Total Undepreciated Real Estate Assets		54.2%

RATIO OF COMPANY SHARE OF DEBT TO EBITDA AS OF SEPTEMBER 30, 2010

Company share of:
- consolidated debt		$623,336,816
- unconsolidated debt		17,030,951
Less: Cash		(12,724,095)
		627,643,672
Q3 2010 EBITDA, annualized:
- consolidated	$60,264,996
- unconsolidated	632,290	60,897,286
		10.3	x

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	% Change	2010	2009	% Change
Number of properties at period end1	55	55		55	55

Leased percentage at period end	92.5%	91.2%		92.5%	91.2%
Minimum rent	$16,876,763	$16,893,000		$49,952,127	$50,891,551
Tenant recoveries	3,924,777	4,149,871		12,451,953	13,089,777
Other income	50,420	31,783		183,232	149,717
	20,851,960	21,074,654		62,587,312	64,131,045

Property operating expenses	3,805,076	3,876,583		11,832,234	12,266,736
Real estate taxes	2,845,088	2,917,777		8,578,259	8,981,488
	6,650,164	6,794,360		20,410,493	21,248,224

Net operating income – same properties (55 properties)2	$14,201,796	$14,280,294	-0.5%	$42,176,819	$42,882,821	-1.6%

Reconciliation to Most Directly Comparable GAAP Measure:

Net operating income – same properties	$14,201,796	$14,280,294		$42,176,819	$42,882,821
Other income (expense), net	(16,591,750)	(17,663,664)		(49,662,008)	(45,307,864)
Net loss	$(2,389,954)	$(3,383,370)		$(7,485,189)	$(2,425,043)

____________________
1	Same Property analysis excludes Courthouse Shadows, Four Corner Square, Shops at Rivers Edge, Coral Springs and Bolton Plaza properties as the Company pursues redevelopment of these properties.

2
Same Property net operating income is considered a non-GAAP measure because it excludes net gains from outlot sales, write offs of straight-line rent and lease intangibles, bad debt expense and related recoveries, lease termination fees and significant prior year expense recoveries and adjustments, if any.

The Company believes that Net Operating Income is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization, interest expense, and impairment, if any.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company's properties.  NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company's financial performance.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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NET OPERATING INCOME BY QUARTER (NOI)

	Three Months Ended
	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Revenue:
Minimum rent	$18,292,136	$17,741,385	$17,735,211	$18,000,595	$17,777,146
Tenant reimbursements	4,246,120	4,259,847	4,841,261	4,750,543	4,220,185
Other property related revenue1	934,004	466,819	678,157	1,233,143	671,534
Parking revenue, net2	19,999	(23,196)	(38,254)	56,305	201,823
	23,492,259	22,444,855	23,216,375	24,040,586	22,870,688
Expenses:
Property operating – Recoverable3	3,189,813	2,928,684	3,512,414	3,618,959	3,296,572
Property operating – Non-Recoverable3	1,124,230	615,317	896,183	966,653	706,716
Real estate taxes	2,975,198	2,975,372	3,109,088	2,994,526	2,755,011
	7,289,241	6,519,373	7,517,685	7,580,138	6,758,299
Net Operating Income – Properties	16,203,018	15,925,482	15,698,690	16,460,448	16,112,389

Other Income (Expense):
Construction and service fee revenue	1,270,928	1,950,848	1,879,350	4,855,122	2,684,209
Cost of construction and services	(1,147,383)	(1,637,383)	(1,758,318)	(4,233,332)	(2,381,885)
General, administrative, and other	(1,260,314)	(1,254,792)	(1,375,970)	(1,435,172)	(1,387,407)
	(1,136,769)	(941,327)	(1,254,938)	(813,382)	(1,085,083)
Earnings Before Interest, Taxes, Depreciation and Amortization	15,066,249	14,984,155	14,443,752	15,647,066	15,027,306

Depreciation and amortization	(10,703,289)	(12,137,541)	(8,517,927)	(8,246,013)	(7,702,481)
Interest expense	(6,978,767)	(7,237,738)	(7,096,863)	(6,567,135)	(6,815,787)
Income tax (expense) benefit of taxable REIT subsidiary	(80,954)	(127,264)	(25,836)	(7,236)	80,714
(Loss) income from unconsolidated entities	(1,847)	(98,595)	—	—	73,524
Non-cash gain from consolidation of subsidiary4	—	—	—	—	1,634,876
Other income	53,633	66,810	65,750	98,191	42,229
(Loss) income from continuing operations	(2,644,975)	(4,550,173)	(1,131,124)	924,873	2,340,381
Discontinued operations5:
Operating loss from discontinued operations	—	—	—	(18,614)	(231,261)
Non-cash loss on impairment of real estate asset	—	—	—	—	(5,384,747)
Loss from discontinued operations	—	—	—	(18,614)	(5,616,008)
Net (loss) income	(2,644,975)	(4,550,173)	(1,131,124)	906,259	(3,275,627)
Net loss (income) attributable to noncontrolling interest	255,021	529,618	56,444	(262,982)	(107,743)
Net (loss) income attributable to Kite Realty Group Trust	$(2,389,954)	$(4,020,555)	$(1,074,680)	$643,277	$(3,383,370)

NOI/Revenue	69.0%	71.0%	67.6%	68.5%	70.4%
Recovery Ratios:6
- Retail Only	77.2%
- Total Portfolio	68.9%	72.2%	73.1%	71.8%	69.7%

____________________
1
Other property related revenue for the three months ended September 30, 2010 includes net gains on land and outlot sales of $0.8 million and excludes $0.4 million of gross parking revenues which are included in “Parking revenue, net”.

2	Parking revenue, net, represents the net operating results of the Eddy Street Parking Garage and KR Washington Parking.
3	Recoverable expenses include total management fee expense, a portion of which is recoverable. Non-recoverable expenses primarily include bad debt and legal expense.
4
In September 2009, the Company consolidated the financial statements of The Centre operating property at the fair value of the underlying assets and liabilities. It recorded a non-cash gain of $1.6 million, its share of which was approximately $1.0 million.

5
In December 2009, the Company transferred its Galleria Plaza operating property to the ground lessor.  The Company had recognized a non-cash impairment charge of $5.4 million to write off the net book value of the property in September 2009.  Since the Company ceased operating this property during the fourth quarter of 2009, it was appropriate to reclassify the non-cash impairment loss and the operating results related to this property to discontinued operations for each of the periods presented above.

6	“Recovery Ratio” is computed by dividing tenant reimbursements by the sum of recoverable property operating expense and real estate tax expense.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.12

SUMMARY OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 20102

TOTAL OUTSTANDING DEBT
	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)
Fixed Rate Debt
Consolidated	$296,592,410	43%	6.08%	4.7
Floating Rate Debt (Hedged)	219,447,225	32%	5.70%	1.2
Total Fixed Rate Debt	516,039,635	75%	5.92%	3.2
Variable Rate Debt:1
Construction Loans	73,330,157	11%	3.64%	2.0
Other Variable	298,426,083	44%	2.57%	1.6
Floating Rate Debt (Hedged)	(219,447,225)	-32%	-2.49%	-1.2
Unconsolidated	17,030,951	2%	3.41%	1.1
Total Variable Rate Debt	169,339,966	25%	3.22%	2.3
Net Premiums on Fixed Rate Debt	654,626	N/A	N/A	N/A
Total	$686,034,227	100%	5.25%	3.0

SCHEDULE OF MATURITIES BY YEAR
	Mortgage Debt			Construction Loans	Total Consolidated Outstanding Debt	KRG Share of Unconsolidated Mortgage Debt	Total Consolidated and Unconsolidated Debt
	Annual Maturity	Term Maturities	Corporate Debt
2010	$810,471	$—	$—	$—	$810,471	$—	$810,471
2011	3,145,646	67,258,776	55,000,000	28,876,339	154,280,761	13,549,200	167,829,961
20122	4,008,420	65,243,372	104,800,000	—	174,051,792	—	174,051,792
2013	4,075,785	42,839,017	—	44,453,818	91,368,620	—	91,368,620
2014	3,812,854	31,417,367	—	—	35,230,221	3,481,751	38,711,972
2015	3,539,592	38,301,943	—	—	41,841,535	—	41,841,535
2016 and Beyond	5,380,607	165,384,643	—	—	170,765,250	—	170,765,250
Net Premiums on Fixed Rate Debt	—	—	—	—	654,626	—	654,626
Total	$24,773,375	$410,445,118	$159,800,000	$73,330,157	$669,003,276	$17,030,951	$686,034,227

____________________
1	Variable rate debt, net of interest rate swap transactions:
	- Construction	$73,330,157	11%
	- Other Variable	78,978,858	12%	(includes debt on land held for development)
	- Unconsolidated	17,030,951	2%	(includes debt on land held for development)
	- Total	$169,339,966	25%

2	In October 2010, the Company exercised an option to extend the maturity date of the Unsecured Credit Facility from February 2011 to February 2012.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.13

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2010 (CONTINUED)

CONSOLIDATED DEBT
Fixed Rate Debt		Interest Rate	Maturity Date	Balance as of September 30, 2010	Monthly Debt Service As of September 30, 2010
50th & 12th		5.67%	11/11/14	$4,312,883	$27,190
The Centre at Panola		6.78%	1/1/22	3,514,293	36,583
Cool Creek Commons		5.88%	4/11/16	17,700,036	106,534
The Corner		7.65%	7/1/11	1,509,101	17,111
Fox Lake Crossing		5.16%	7/1/12	11,111,556	68,604
Geist Pavilion		5.78%	1/1/17	11,125,000	55,372
Indian River Square		5.42%	6/11/15	13,085,521	74,849
International Speedway Square		7.17%	3/11/11	18,353,591	139,142
Kedron Village		5.70%	1/11/17	29,700,000	145,778
Pine Ridge Crossing		6.34%	10/11/16	17,500,000	95,601
Plaza at Cedar Hill		7.38%	2/1/12	25,285,158	193,484
Plaza Volente		5.42%	6/11/15	28,217,498	161,405
Preston Commons		5.90%	3/11/13	4,244,525	28,174
Riverchase Plaza		6.34%	10/11/16	10,500,000	57,360
Sunland Towne Centre		6.01%	7/1/16	25,000,000	129,382
30 South		6.09%	1/11/14	21,401,793	142,257
Traders Point		5.86%	10/11/16	45,895,436	231,593
Whitehall Pike		6.71%	7/5/18	8,136,019	77,436
Subtotal				$296,592,410	$1,787,855

Floating Rate Debt (Hedged)	Lender	Interest Rate	Maturity Date	Balance as of September 30, 2010	Monthly Debt Service as of September 30, 2010
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.42%	2/20/11	$50,000,000	$267,583
Unsecured Credit Facility1	KeyBank (Admin. Agent)	6.27%	2/18/11	25,000,000	130,521
Unsecured Term Loan1	KeyBank (Admin. Agent)	5.92%	7/15/11	55,000,000	271,104
Bayport Commons	Bank of America	5.23%	12/27/11	14,923,016	65,039
Beacon Hill	Fifth Third Bank	2.98%	12/27/11	5,161,984	12,819
Eastgate Pavilion	PNC Bank	4.84%	4/30/12	14,937,770	60,249
Gateway Shopping Center	Charter One Bank	4.88%	10/31/11	20,000,000	81,333
Glendale Town Center	M&I Bank	4.40%	12/19/11	19,615,000	71,922
Ridge Plaza	TD Bank	6.56%	1/3/17	14,809,455	80,958
Subtotal				$219,447,225	$1,041,528
TOTAL CONSOLIDATED FIXED RATE DEBT				$516,039,635	$2,829,383
TOTAL NET PREMIUMS				$654,626

Variable Rate Debt: Mortgages	Lender	Interest Rate2	Maturity Date	Balance as of September 30, 2010
Bayport Commons3	Bank of America	LIBOR + 350	1/6/12	$14,923,016
Beacon Hill4	Fifth Third Bank	LIBOR + 125	3/30/14	7,443,150
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	14,964,960
Estero Town Commons5	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	10,500,000
Fishers Station6	National City Bank/PNC	LIBOR + 350	6/6/11	3,733,116
Gateway Shopping Center4	Charter One Bank	LIBOR + 190	10/31/11	20,802,866
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	19,615,000
Indiana State Motor Pool	Old National Bank	LIBOR + 135	2/4/11	3,514,395
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	14,818,054
Shops at Rivers Edge	Huntington Bank	LIBOR + 400	2/1/13	14,311,526
Tarpon Springs Plaza	Wachovia Bank/Wells Fargo	LIBOR + 325	1/15/13	14,000,000
Subtotal				$138,626,083

____________________
1	The Company entered into a fixed rate swap agreement, which is designated as a hedge against the Unsecured Credit Facility and Term Loan.

2	At September 30, 2010, one-month LIBOR was 0.26%.

3	The Company has a preferred return, then a 60% interest. The loan is guaranteed by Kite Realty Group, LP.

4	The Company has a preferred return, then a 50% interest. The loan is guaranteed by Kite Realty Group, LP.

5	The Company has a preferred return, then a 40% interest. The loan is guaranteed by Kite Realty Group, LP.

6	The Company has a 25% interest in this property. The loan is guaranteed by Kite Realty Group, LP.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.14

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 20107 (CONTINUED)

Variable Rate Debt: Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of September 30, 2010
Bridgewater Marketplace2	Indiana Bank And Trust	LIBOR + 185	6/29/13	$7,000,000	$7,000,000
Cobblestone Plaza3	Wachovia Bank/Wells Fargo	LIBOR + 350	2/12/13	34,000,000	28,223,818
Delray Marketplace3	Wachovia Bank/Wells Fargo	LIBOR + 300	6/30/11	4,725,000	4,725,000
Eddy Street Commons	Bank of America	LIBOR + 230	12/30/11	29,460,000	24,151,339
South Elgin Commons4	Charter One Bank	LIBOR + 325	9/30/13	9,440,000	9,230,000
Subtotal				$84,625,000	$73,330,157

Corporate Debt	Lender	Interest Rate1	Maturity Date		Balance as of September 30, 2010
Unsecured Credit Facility5,6	KeyBank (Admin. Agent)	LIBOR + 135	2/20/12	7	$104,800,000
Unsecured Term Loan5	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11		55,000,000
Subtotal					$159,800,000

Floating Rate Debt (Hedged)	Lender	Interest Rate1	Maturity Date	Balance as of September 30, 2010
Unsecured Credit Facility6	KeyBank (Admin. Agent)	LIBOR + 135	2/20/11	$(50,000,000)
Unsecured Credit Facility6	KeyBank (Admin. Agent)	LIBOR + 135	2/18/11	(25,000,000)
Unsecured Term Loan6	KeyBank (Admin. Agent)	LIBOR + 265	7/15/11	(55,000,000)
Bayport Commons	Bank of America	LIBOR + 350	12/27/11	(14,923,016)
Beacon Hill	Fifth Third Bank	LIBOR + 125	12/27/11	(5,161,984)
Eastgate Pavilion	PNC Bank	LIBOR + 295	4/30/12	(14,937,770)
Gateway Shopping Center	Charter One Bank	LIBOR + 190	10/31/11	(20,000,000)
Glendale Town Center	M&I Bank	LIBOR + 275	12/19/11	(19,615,000)
Ridge Plaza	TD Bank	LIBOR + 325	1/3/17	(14,809,455)
Subtotal				$(219,447,225)
TOTAL CONSOLIDATED VARIABLE RATE DEBT				$152,309,015
TOTAL DEBT PER CONSOLIDATED BALANCE SHEET				$669,003,276

____________________
1	At September 30, 2010, the one-month LIBOR interest rate was 0.26%.

2	The loan has a LIBOR floor of 3.15%.

3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.

4	The loan has a LIBOR floor of 2.00%.

5
The Company has 51 unencumbered properties and other assets of which 47 are wholly owned and used as collateral under the unsecured credit facility and four of which are owned in a joint venture.   The major unencumbered properties include: Boulevard Crossing, Broadstone Station, Coral Springs Plaza, Courthouse Shadows, Four Corner Square, Hamilton Crossing, King's Lake Square, Market Street Village, Naperville Marketplace, PEN Products, Publix at Acworth, Redbank Commons, Shops at Eagle Creek, Traders Point II, Union Station Parking Garage, Wal-Mart Plaza and Waterford Lakes.

6	The Company entered into a fixed rate swap agreement which is designated as a hedge against the unsecured credit facility and term loan.

7	In October 2010, the Company exercised an option to extend the maturity date of the Unsecured Credit Facility from February 2011 to February 2012.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.15

SCHEDULE OF OUTSTANDING DEBT AS OF SEPTEMBER 30, 2010 (CONTINUED)

UNCONSOLIDATED DEBT

Variable Rate Debt - Construction Loans	Lender	Interest Rate1	Maturity Date	Total Commitment	Balance as of June 30, 2010
Parkside Town Commons2	Bank of America	LIBOR + 300	2/28/11	$33,873,000	$33,873,000
Eddy Street Commons – Limited Service Hotel3	1st Source Bank	LIBOR + 315	8/18/14	10,850,000	6,963,502
					40,836,502
Parkside Town Commons Joint Venture Partners' Share – 60%					(20,323,800)
Eddy Street Commons – Limited Service Hotel Joint Venture Partners' Share – 50%					(3,481,751)
KRG SHARE OF UNCONSOLIDATED DEBT					$17,030,951

TOTAL KRG CONSOLIDATED DEBT					$669,003,276
TOTAL KRG DEBT					$686,034,227

____________________
1	At September 30, 2010, the one-month LIBOR interest rate was 0.26%.

2	The Company owns a 40% interest in Parkside Town Commons. This will change to a 20% ownership at the time of the hard cost construction financing.

3	The Company owns a 50% interest in Eddy Street Commons – Limited Service Hotel. The loan has a LIBOR floor of 0.85%.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.16

JOINT VENTURE SUMMARY – UNCONSOLIDATED PROPERTIES

During 2010, the Company owned the following unconsolidated properties with joint venture partners:

Property	Percentage Owned by the Company
Parkside Town Commons – Development Property1	40%
Eddy Street Commons Limited Service Hotel – Development Property	50%

____________________

1	The Company's 40% interest in Parkside Town Commons will change to 20% at the time of project specific construction financing.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.17

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED PROPERTIES

(Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	September 30, 2010	December 31, 2009
Assets:
Investment properties, at cost:
Buildings and improvements	$8,746,727	$—
Furniture, equipment and other	167,646	—
Construction in progress	60,517,347	62,204,124
	69,431,720	62,204,124
Less: accumulated depreciation	(323,039)	—
	69,108,681	62,204,124
Cash and cash equivalents	197,775	540,264
Other receivables	119,435	—
Escrow deposits	600,000	600,000
Deferred costs, net	92,027	—
Prepaid and other assets	86,438	243,236
Total Assets	$70,204,356	$63,587,624

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$40,836,502	$35,836,186
Accounts payable and accrued expenses	2,304,141	980,677
Total Liabilities	43,140,643	36,816,863
Accumulated equity	27,063,713	26,770,761
Total Liabilities and Accumulated Equity	$70,204,356	$63,587,624

Company’s share of unconsolidated assets	$28,990,591	$25,729,647
Company’s share of mortgage and other indebtedness	$17,030,951	$14,530,793

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.18

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED PROPERTIES

(The Centre1, Parkside Town Commons and Eddy Street Commons Limited Service Hotel)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2010	2009	2010	2009
Revenue:
Minimum rent	$—	$230,328	$—	$691,739
Tenant reimbursements	—	86,272	—	256,426
Other property related revenue	926,006	(723)	1,027,202	20,916
Total revenue	926,006	315,877	1,027,202	969,081

Expenses:
Property operating2	537,568	69,914	741,122	195,656
Real estate taxes	44,000	46,043	44,000	142,198
Other income	28,293	—	28,293	—
Total expenses	609,861	115,957	813,415	337,854

Net operating income	316,145	199,920	213,787	631,227
Depreciation and amortization	(248,155)	(34,635)	(330,873)	(102,626)
Interest expense	(71,685)	(54,999)	(83,798)	(179,177)
Other income	—	32,090	—	32,090
(Loss) income from continuing operations	(3,695)	142,376	(200,884)	381,514
Net (loss) income	$(3,695)	$142,376	$(200,884)	$381,514
Company’s share of unconsolidated net operating income	$158,073	$119,952	$106,893	$378,736
Company’s share of unconsolidated interest expense	$(35,843)	$(32,999)	$(41,899)	$(107,506)

1	The financial statements of The Centre were consolidated in September 2009.
2	The Eddy Street Limited Service Hotel opened for business in the second quarter of 2010. Accordingly, the nine months ended September 30, 2010 include pre-opening costs for the hotel.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.19

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)

As of September 30, 2010

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2010.

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA1	Number of Anchor Owned Locations	Anchor Owned GLA2
Lowe's Home Improvement3	8	1,082,630	2	128,997	6	953,633
Target	6	665,732	—	—	6	665,732
Wal-Mart	4	618,161	1	103,161	3	515,000
Publix	6	289,779	6	289,779	—	—
Federated Department Stores	1	237,455	1	237,455	—	—
Dick's Sporting Goods	3	171,737	3	171,737	—	—
Ross Stores	5	147,648	5	147,648	—	—
PetSmart	6	147,069	6	147,069	—	—
Home Depot	1	140,000	—	—	1	140,000
Bed Bath & Beyond	5	134,298	5	134,298	—	—
	45	3,634,509	29	1,360,144	16	2,274,365

____________________
1	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

2	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	The Company has entered into one ground lease with Lowe’s Home Improvement for a total of 163,000 square feet, which is included in Anchor Owned GLA.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.20

TOP 25 TENANTS BY ANNUALIZED BASE RENT1,2

As of September 30, 2010

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2010.

Tenant	Type of Property	Number of Locations	Leased GLA/NRA2	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent1	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent
Publix	Retail	6	289,779	5.4%	$2,366,871	$8.17	3.3%
PetSmart	Retail	6	147,069	2.7%	2,057,838	13.99	2.9%
Lowe's Home Improvement	Retail	2	128,997	2.4%	1,764,000	6.04	2.5%
Ross Stores	Retail	5	147,648	2.7%	1,681,504	11.39	2.4%
Dick's Sporting Goods	Retail	3	171,737	3.2%	1,666,152	9.70	2.3%
State of Indiana	Commercial	3	210,393	3.9%	1,635,911	7.78	2.3%
Marsh Supermarkets	Retail	2	124,902	2.3%	1,633,958	13.08	2.3%
Bed Bath & Beyond	Retail	5	134,298	2.5%	1,581,884	11.78	2.2%
Indiana Supreme Court	Commercial	1	75,488	1.4%	1,339,164	17.74	1.9%
Staples	Retail	4	89,797	1.7%	1,226,835	13.66	1.7%
HEB Grocery Company	Retail	1	105,000	1.9%	1,155,000	11.00	1.6%
Office Depot	Retail	5	129,099	2.4%	1,069,504	8.28	1.5%
Best Buy	Retail	2	75,045	1.4%	934,493	12.45	1.3%
Kmart	Retail	1	110,875	2.1%	850,379	7.67	1.2%
LA Fitness	Retail	1	45,000	0.8%	843,750	18.75	1.2%
TJX Companies	Retail	3	88,550	1.6%	818,313	9.24	1.2%
Kerasotes Theaters3	Retail	2	43,050	0.8%	813,504	18.90	1.1%
Michaels	Retail	3	68,989	1.3%	792,515	11.49	1.1%
Dominick's	Retail	1	65,977	1.2%	775,230	8.91	1.1%
City Securities Corporation	Commercial	1	38,810	0.7%	771,155	19.87	1.1%
A & P	Retail	1	58,732	1.1%	763,516	13.00	1.1%
Mattress Firm	Retail	7	29,255	0.5%	734,090	25.09	1.0%
Petco	Retail	3	40,778	0.8%	595,945	14.61	0.8%
Beall's	Retail	2	79,611	1.5%	588,000	7.39	0.8%
Burlington Coat Factory	Retail	1	107,400	2.0%	510,150	4.75	0.7%
TOTAL			2,580,582,	47.0%	$28,905,891	$10.37	40.1%

____________________
1	Annualized base rent represents the monthly contractual rent for September 2010 for each applicable tenant multiplied by 12.

2	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

3	Annualized Base Rent per square foot is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.21

LEASE EXPIRATIONS – OPERATING PORTFOLIO1

As of September 30, 2010

This table includes the following:
•	Operating retail properties;
•	Operating commercial properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2010.

	Number of Expiring Leases1	Expiring GLA/NRA2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	26	75,055	1.4%	$1,001,036	1.4%	$13.34	$—
2011	85	354,753	6.5%	4,974,094	7.1%	14.02	—
2012	101	390,885	7.2%	6,245,718	8.9%	15.98	—
2013	77	541,484	9.9%	6,503,823	9.3%	12.01	—
2014	77	564,907	10.3%	7,596,909	10.9%	13.45	340,475
2015	91	731,997	13.4%	9,709,143	13.9%	13.26	198,650
2016	42	571,682	10.5%	4,390,575	6.3%	7.68	—
2017	26	405,324	7.4%	5,812,724	8.3%	14.34	266,300
2018	22	339,745	6.2%	4,562,258	6.5%	13.43	128,820
2019	17	191,139	3.5%	2,912,809	4.2%	15.24	33,000
Beyond	60	1,297,548	23.7%	16,115,195	23.1%	12.42	1,995,661
Total	624	5,464,519	100.0%	$69,824,284	100.0%	$12.78	$2,962,906

____________________
1
Lease expiration table reflects rents in place as of September 30, 2010, and does not include option periods; 2010 expirations include 19 month-to-month tenants. This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2010 for each applicable tenant multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.22

LEASE EXPIRATIONS – RETAIL ANCHOR TENANTS1

As of September 30, 2010

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2010.

	Number of Expiring Leases1,2	Expiring GLA/NRA3	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent4	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	1	20,512	0.4%	$126,672	0.2%	$6.18	$—
2011	5	158,562	2.9%	1,274,100	1.8%	8.04	—
2012	8	155,256	2.8%	1,403,082	2.0%	9.04	—
2013	4	254,062	4.7%	1,261,152	1.8%	4.96	—
2014	9	236,834	4.3%	2,355,657	3.4%	9.95	—
2015	18	500,359	9.2%	4,958,291	7.1%	9.91	—
2016	8	448,624	8.2%	2,156,822	3.1%	4.81	—
2017	11	277,102	5.1%	3,387,644	4.9%	12.23	—
2018	8	300,576	5.5%	3,580,504	5.1%	11.91	—
2019	6	150,989	2.8%	2,070,625	3.0%	13.71	—
Beyond	30	1,164,400	21.3%	13,207,015	18.9%	11.34	990,000
Total	108	3,667,276	67.1%	$35,781,564	51.2%	$9.76	$990,000

____________________
1	Retail anchor tenants are defined as tenants that occupy 10,000 square feet or more.

2
Lease expiration table reflects rents in place as of September 30, 2010, and does not include option periods; 2010 expirations include one month-to-month tenant. This column also excludes ground leases.

3	Expiring GLA excludes square footage for non-owned ground lease structures on land we own and ground leased to tenants.

4	Annualized base rent represents the monthly contractual rent for September 2010 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.23

LEASE EXPIRATIONS – RETAIL SHOPS

As of September 30, 2010

This table includes the following:
•	Operating retail properties; and
•	Development property tenants open for business as of September 30, 2010.

	Number of Expiring Leases1	Expiring GLA/NRA1,2	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent3	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue
2010	25	54,543	1.0%	$874,364	1.3%	$16.03	$—
2011	79	179,153	3.3%	3,401,818	4.9%	18.99	—
2012	92	226,111	4.1%	4,680,830	6.7%	20.70	—
2013	68	152,983	2.8%	3,516,342	5.0%	22.99	—
2014	65	165,385	3.0%	3,650,918	5.2%	22.08	340,475
2015	72	186,537	3.4%	3,971,345	5.7%	21.29	198,650
2016	34	123,058	2.3%	2,233,754	3.2%	18.15	—
2017	14	52,734	1.0%	1,085,917	1.6%	20.59	266,300
2018	14	39,169	0.7%	981,754	1.4%	25.06	128,820
2019	11	40,150	0.7%	842,184	1.2%	20.98	33,000
Beyond	29	100,477	1.8%	2,393,612	3.4%	23.82	1,005,661
Total	503	1,320,300	24.2%	$27,632,838	39.6%	$20.93	$1,972,906

____________________
1
Lease expiration table reflects rents in place as of September 30, 2010, and does not include option periods; 2010 expirations include 18 month-to-month tenants.  This column also excludes ground leases.

2	Expiring GLA excludes estimated square footage to non-owned structures on land we own and ground leased to tenants.

3	Annualized base rent represents the monthly contractual rent for September 2010 for each applicable property multiplied by 12. Excludes ground lease revenue.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.24

LEASE EXPIRATIONS – COMMERCIAL TENANTS

As of September 30, 2010

	Number of Expiring Leases1	Expiring NLA1	% of Total NRA Expiring	Expiring Annualized Base Rent2	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.
2010	—	—	—	$—	—	$—
2011	1	17,038	0.3%	298,176	0.4%	17.50
2012	1	9,518	0.2%	161,806	0.2%	17.00
2013	5	134,439	2.5%	1,726,329	2.5%	12.84
2014	3	162,688	3.0%	1,590,335	2.3%	9.78
2015	1	45,101	0.8%	779,507	1.1%	17.28
2016	—	—	—	—	—	—
2017	1	75,488	1.4%	1,339,164	1.9%	17.74
2018	—	—	—	—	—	—
2019	—	—	—	—	—	—
Beyond	1	32,671	0.6%	514,568	0.7%	15.75
Total	13	476,943	8.7%	$6,409,885	9.2%	$13.44

____________________
1	Lease expiration table reflects rents in place as of September 30, 2010, and does not include option periods. This column also excludes ground leases.

2	Annualized base rent represents the monthly contractual rent for September 2010 for each applicable property multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.25

SUMMARY RETAIL PORTFOLIO STATISTICS INCLUDING JOINT VENTURE PROPERTIES

	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Company Owned GLA – Operating Retail1	4,999,009	4,999,009	4,996,581	4,996,581	5,000,254
Total GLA – Operating Retail1	7,886,454	7,886,454	7,884,026	7,884,026	7,887,699
Projected Company Owned GLA Under Development or Redevelopment2	791,506	791,506	791,506	791,506	816,720
Projected Total GLA Under Development or Redevelopment2	1,113,663	1,113,663	1,097,149	1,097,149	1,122,363
Number of Operating Retail Properties	51	51	51	51	51
Number of Retail Properties Under Development or Redevelopment	7	7	7	7	7
Percentage Leased – Operating Retail	92.2%	91.0%	90.0%	90.1%	90.8%
Annualized Base Rent & Ground Lease Revenue – Retail Properties3	$61,225,594	$60,446,100	$59,794,780	$60,080,585	$60,809,465

____________________
1
Company Owned GLA represents gross leasable area owned by the Company. Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

2
Projected Company Owned GLA Under Development or Redevelopment represents gross leasable area under development that is projected to be owned by the Company. Projected Total GLA Under Development or Redevelopment includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

3	Annualized Base Rent represents the monthly contractual rent in effect for each period shown, multiplied by 12.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.26

SUMMARY COMMERCIAL PORTFOLIO STATISTICS

Retail Portfolio	September 30, 2010	June 30, 2010	March 31, 2010	December 31, 2009	September 30, 2009
Company Owned Net Rentable Area (NRA)1	499,221	499,221	499,221	499,221	499,221
Number of Operating Commercial Properties	4	4	4	4	4
Percentage Leased – Operating Commercial Properties	95.5%	95.5%	96.2%	96.2%	95.2%
Annualized Base Rent – Commercial Properties2,3	$6,409,885	$6,405,262	$6,446,614	$6,446,614	$6,370,114

____________________
1
Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the 30 South property that includes approximately 850 parking spaces. It is managed by a third party.

2	Annualized Base Rent does not include income attributable to the Union Station Parking Garage.

3	Annualized Base Rent includes $779,507 from KRG and subsidiaries as of September 30, 2010.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.27

IN-PROCESS DEVELOPMENTS

Developments Under Construction	Company Ownership %1	MSA	Actual/ Projected Opening Date2	Projected Owned GLA3	Projected Total GLA4	Percent of Owned GLA Occupied5	Percent of Owned GLA Pre-Leased/ Committed6	Total Estimated Project Cost7	Cost Incurred as of September 30, 20107	Major Tenants and Non-owned Anchors
Cobblestone Plaza, FL1	50%	Ft. Lauderdale	Q2 2009	132,743	138,386	28.8%	77.5%	$52,000	$46,972	Whole Foods, Pets Emporium, Party City
Eddy Street Commons, IN – I8	100%	South Bend	Q3 2009	165,000	465,000	76.0%	95.6%	35,000	33,822	Follett Bookstore, Other Retail, University of Notre Dame
Total In-Process Developments				297,743	603,386	54.9%	87.5%	$87,000	$80,794

Cost incurred as of 9/30/2010 included in Construction in progress on condensed consolidated balance sheet9	$34,180

____________________
1	The Company owns Cobblestone Plaza through a joint venture.

2	Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made.

3
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

4
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

5	Includes tenants that have taken possession of their space or have begun paying rent.

6
Excludes outlot land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 42,945 square feet for which the Company has signed non-binding letters of intent.

7	Dollars in thousands. Reflects both the Company’s and partners’ share of costs, except for Eddy Street Commons (see Note 8).

8
The Company is the master developer for this project. The total estimated cost of the mixed-use component of the project is approximately $70 million, the Company’s share of which is approximately $35 million. The remaining $35 million of the project cost is attributable to apartments which will be funded and owned by a third party. The Company has also entered into a 50/50 joint venture with White Lodging Services Corporation and commenced construction of a 119 room Fairfield Inn and Suites, limited service hotel. The Company’s share of the projected cost of this hotel is approximately $5.5 million which will be funded by a third party construction loan.

9	Cost incurred is reclassified to fixed assets on the consolidated balance sheet on a pro-rata basis as portions of the asset are placed in service.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.28

REDEVELOPMENT PROJECTS

Redevelopment Projects1	MSA	Existing Owned GLA	Projected Owned GLA2	Projected Total GLA3	Total Estimated Project Cost4	Cost Incurred as of September 30, 20104	Major Tenants and Non-owned Anchors
Shops at Rivers Edge, IN5	Indianapolis	110,875	127,389	127,389	$15,500	$1,459	Nordstrom Rack , Buy Buy Baby, Container Store
Bolton Plaza, FL	Jacksonville	172,938	172,938	172,938	5,700	1,484	Academy Sports & Outdoors
Courthouse Shadows, FL	Naples	134,867	134,867	134,867	2,500	378	Publix, Office Max
Four Corner Square, WA	Seattle	29,177	29,177	29,177	500	62	Johnson Hardware Store
Coral Springs Plaza, FL	Boca Raton	45,906	45,906	45,906	4,500	4,080	Toys “R” Us/Babies “R” Us
Total Redevelopment Projects		493,763	510,277	510,277	$28,700	$7,463

____________________
1	Redevelopment properties have been removed from the operating portfolio statistics.

2
Projected Owned GLA represents gross leasable area we project we will own. It excludes square footage that we project will be attributable to non-owned outlot structures on land owned by us and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3
Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that we own, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

5	The current estimate of the total project cost may increase depending on the outcome of current negotiations with additional tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.29

FUTURE DEVELOPMENTS (Land owned/Entitlements secured/No vertical construction)

Developments in Final Planning Stages	MSA	KRG Ownership %	Estimated Start Date	Estimated Total GLA1	Total Estimated Project Cost1,2	Cost Incurred as of September 30, 20102	Potential Tenancy
Unconsolidated –
Parkside Town Commons, NC3	Raleigh	40%	TBD	1,500,000	$148,000	$61,498	Frank Theatres, Discount Department Store, Jr. Boxes, Restaurants
KRG current share of unconsolidated project3					$29,600	$24,600
Consolidated –					20%	40%
Delray Marketplace, FL4	Delray Beach	50%	TBD	296,000	$90,000	$45,886	Publix, Frank Theatres, Jr. Boxes, Shops, Restaurants
Maple Valley, WA5	Seattle	100%	TBD	127,000	11,000	10,600	Hardware Store, Shops
Broadstone Station, NC	Raleigh	100%	TBD	345,000	19,100	13,279	Shops, Pad Sales, Jr. Boxes, Super Wal-Mart (non-owned)
South Elgin Commons, IL - II	Chicago	100%	TBD	263,000	6,800	6,674	Jr. Boxes, LA Fitness, Super Target (non-owned)
New Hill Place, NC - I	Raleigh	100%	TBD	310,000	30,000	14,656	Target, Frank Theatres
Total Consolidated Future Developments				1,341,000	$156,900	$91,095

____________________
1	Total Estimated Project Cost and Estimated Total GLA based on preliminary site plans and includes non-owned anchor space that exists or is currently under construction.

2	Dollars in thousands. Reflects both the Company’s and partners’ share of costs.

3
Parkside Town Commons is owned through a joint venture with Prudential Real Estate Investors. The Company’s interest in this joint venture is 40% as of September 30, 2010 and will be reduced to 20% at the time of project specific construction financing.

4	The Company owns Delray Marketplace through a joint venture (preferred return, then 50%).

5	“Total Estimated Project Cost” includes a portion of the acquisition cost of the Four Corner Square shopping center which is a component of the Maple Valley redevelopment.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.30

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO

As of September 30, 2010

	Number of Operating Properties1	Owned GLA/NRA2	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent3	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.
Indiana	24	2,184,878	39.7%	222	$25,246,116	39.0%	$12.46
· Retail	20	1,685,657	30.7%	209	18,836,231	29.1%	12.16
· Commercial	4	499,221	9.1%	13	6,409,885	9.9%	13.44
Florida	11	1,176,968	21.4%	148	13,367,460	20.7%	12.39
Texas	7	1,099,480	20.0%	73	11,858,523	18.3%	11.58
Georgia	3	300,116	5.5%	58	4,104,463	6.4%	14.54
Washington	3	126,496	2.3%	19	2,730,418	4.2%	23.31
Ohio	1	236,230	4.3%	7	2,392,056	3.7%	10.13
Illinois	3	227,830	4.1%	17	2,918,677	4.5%	14.26
New Jersey	1	115,063	2.1%	12	1,522,933	2.4%	16.50
Oregon	2	31,169	0.6%	13	531,927	0.8%	23.00
Total	55	5,498,230	100.0%	569	$64,672,573	100.0%	$12.72

____________________
1	This table includes operating retail properties, operating commercial properties, and ground lease tenants who commenced paying rent as of September 30, 2010.

2
Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company.  It does not include 29 parcels or outlots owned by the Company and ground leased to tenants, which contain 18 non-owned structures totaling approximately 357,104 square feet.  It also excludes the square footage of Union Station Parking Garage.

3	Annualized Base Rent excludes $2,974,906 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.31

OPERATING RETAIL PROPERTIES – TABLE I

As of September 30, 2010

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Bayport Commons	FL	Oldsmar	2008	2008	Developed	268,556	97,112	91.5%
Estero Town Commons	FL	Naples	2006	2007	Developed	206,600	25,631	57.0%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	97.6%
International Speedway Square	FL	Daytona	1999	1999	Developed	242,995	229,995	93.6%
King's Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	90.2%
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,874	105,515	96.4%
Riverchase Plaza	FL	Naples	1991/2001	2006	Acquired	78,380	78,380	98.5%
Shops at Eagle Creek	FL	Naples	1983	2003	Redeveloped	72,271	72,271	52.0%
Tarpon Springs Plaza	FL	Naples	2007	2007	Developed	276,346	82,547	93.3%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	98.0%
Waterford Lakes Village	FL	Orlando	1997	2004	Acquired	77,948	77,948	95.0%
Kedron Village	GA	Atlanta	2006	2006	Developed	282,125	157,409	90.2%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	96.6%
The Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	100.0%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	79.9%
Naperville Marketplace	IL	Chicago	2008	2008	Developed	169,600	83,758	96.1%
South Elgin Commons	IL	Chicago	2009	2009	Developed	45,000	45,000	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
54th & College	IN	Indianapolis	2008	2008	Developed	20,100	—	*
Beacon Hill8	IN	Crown Point	2006	2007	Developed	127,821	57,191	45.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	96.3%
Bridgewater Marketplace	IN	Indianapolis	2008	2008	Developed	50,820	25,975	61.6%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	137,107	124,578	96.9%
Fishers Station4	IN	Indianapolis	1989	2004	Acquired	116,885	116,885	91.1%
Geist Pavilion	IN	Indianapolis	2006	2006	Developed	64,114	64,114	83.7%
Glendale Town Center	IN	Indianapolis	1958/2008	2008	Redeveloped	685,827	403,198	97.4%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	—	*
Hamilton Crossing Centre	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	86.2%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	16.4%
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	69.5%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
The Centre5	IN	Indianapolis	1986	1986	Developed	80,689	80,689	96.5%
The Corner	IN	Indianapolis	1984/2003	1984	Developed	42,612	42,612	100.0%

____________________
*	Property consists of ground leases only and, therefore, no Owned GLA. 54th & College is a single ground lease property; Greyhound Commons has two of four outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space, and non-owned structures on ground leases.

3	Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of December 31, 2009, except for Greyhound Commons and 54th & College (see *).

4
This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops parcel through a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

5	The Company owns a 60% interest in this property through a joint venture with our partner that manages the property.

6	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.

7
The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

8	The Company owns and manages the following properties through joint ventures with third parties: Beacon Hill (50%); Cornelius Gateway (80%); and Sandifur Plaza (95%).

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.32

OPERATING RETAIL PROPERTIES – TABLE I (CONTINUED)

Property1	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA2	Owned GLA2	Percentage of Owned GLA Leased3
Traders Point	IN	Indianapolis	2005	2005	Developed	348,835	279,674	98.2%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	65.1%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
Zionsville Place	IN	Indianapolis	2006	2006	Developed	12,400	12,400	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,063	115,063	80.2%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Cornelius Gateway8	OR	Portland	2006	2007	Developed	35,800	21,324	62.3%
Shops at Otty6	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Burlington Coat Factory7	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	87.7%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	163,625	156,625	99.2%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	89.9%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	83.5%
Preston Commons	TX	Dallas	2002	2002	Developed	142,539	27,539	77.4%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	97.8%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
Gateway Shopping Center	WA	Seattle	2008	2008	Developed	285,200	99,444	92.8%
Sandifur Plaza8	WA	Pasco	2008	2008	Developed	12,552	12,552	82.5%
TOTAL						7,886,454	4,999,009	92.2%

See prior page for footnote disclosure.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
p.33

OPERATING RETAIL PROPERTIES – TABLE II

As of September 30, 2010

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Bayport Commons	FL	Tampa	$1,590,095	$ —	$1,590,095	2.60%	$17.89	PetSmart, Best Buy, Michaels, Target (non-owned)
Estero Town Commons4	FL	Naples	428,201	750,000	1,178,201	1.92%	29.30	Lowe's Home Improvement
Indian River Square	FL	Vero Beach	1,445,272	—	1,445,272	2.36%	10.27	Beall's, Office Depot, Target (non-owned), Lowe's Home Improvement (non-owned)
International Speedway Square	FL	Daytona	2,100,840	405,475	2,506,315	4.09%	9.76	Bed, Bath & Beyond, Stein Mart, Old Navy, Staples, Michaels, Dick’s Sporting Goods
King's Lake Square	FL	Naples	1,017,786	—	1,017,786	1.66%	13.19	Publix, Retro Fitness
Pine Ridge Crossing	FL	Naples	1,553,070	—	1,553,070	2.54%	15.26	Publix, Target (non-owned), Beall's (non-owned)
Riverchase Plaza	FL	Naples	1,085,546	—	1,085,546	1.77%	14.07	Publix
Shops at Eagle Creek	FL	Naples	605,605	55,104	660,709	1.08%	16.95	Staples, Lowe’s (non-owned)
Tarpon Springs Plaza	FL	Naples	1,691,189	228,820	1,920,009	3.14%	21.96	Cost Plus, AC Moore, Staples, Target (non-owned)
Wal-Mart Plaza	FL	Gainesville	960,651	—	960,651	1.57%	5.51	Books-A-Million,Save-A-Lot, Wal-Mart
Waterford Lakes Village	FL	Orlando	889,204	—	889,204	1.45%	12.01	Winn-Dixie
Kedron Village	GA	Atlanta	2,442,720	—	2,442,720	3.99%	17.21	Bed Bath & Beyond, Ross, PETCO, Target (non-owned)
Publix at Acworth	GA	Atlanta	775,824	—	775,824	1.27%	11.54	Publix
The Centre at Panola	GA	Atlanta	885,918	—	885,918	1.45%	12.12	Publix
Fox Lake Crossing	IL	Chicago	1,081,183	—	1,081,183	1.77%	13.65	Dominick's Finer Foods
Naperville Marketplace	IL	Chicago	993,744	—	993,744	1.62%	12.34	TJ Maxx, PetSmart, Caputo’s (non-owned)
South Elgin Commons	IL	Chicago	843,750	—	843,750	1.38%	18.75	LA Fitness, Target (non-owned)
50 South Morton	IN	Indianapolis	126,000	—	126,000	0.21%	63.00
54th & College	IN	Indianapolis	—	260,000	260,000	0.42%	—	The Fresh Market (non-owned)
Beacon Hill	IN	Crown Point	448,987	—	448,987	0.73%	17.15	Strack & VanTil (non-owned)
Boulevard Crossing	IN	Kokomo	1,636,399	—	1,636,399	2.67%	13.74	PETCO, TJ Maxx, Ulta Salon, Kohl's (non-owned)
Bridgewater Marketplace	IN	Indianapolis	294,897	—	294,897	0.48%	18.43	Walgreens (non-owned)
Cool Creek Commons	IN	Indianapolis	1,978,743	—	1,978,743	3.23%	16.39	The Fresh Market, Stein Mart, Cardinal Fitness
Fishers Station	IN	Indianapolis	1,134,520	—	1,134,520	1.85%	10.66	Marsh Supermarkets, Goodwill, Dollar Tree
Geist Pavilion	IN	Indianapolis	939,579	—	939,579	1.53%	17.52	Partytree Superstore, Ace Hardware
Glendale Town Center	IN	Indianapolis	2,482,902	—	2,482,902	4.06%	6.32	Macy’s, Kerasotes Theater, Staples, Indianapolis Library, Lowe's Home Improvement Center (non-owned), Target (non-owned), Walgreens (non-owned)
Greyhound Commons	IN	Indianapolis	—	221,748	221,748	0.36%	—	Lowe's Home Improvement Center (non-owned)
Hamilton Crossing Centre	IN	Indianapolis	1,228,532	78,650	1,307,182	2.14%	17.29	Office Depot
Martinsville Shops	IN	Martinsville	25,801	—	25,801	0.04%	—	Walgreens (non-owned)
Red Bank Commons	IN	Evansville	344,228	—	344,228	0.56%	14.43	Wal-Mart (non-owned), Home Depot (non-owned)
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.76%	9.42	HH Gregg, Office Depot, Lowe's Home Improvement (non-owned)
The Centre4	IN	Indianapolis	1,070,526	—	1,070,526	1.75%	13.74	CVS
The Corner	IN	Indianapolis	645,408	—	645,408	1.05%	15.15	Hancock Fabrics
Traders Point	IN	Indianapolis	4,001,521	435,000	4,436,521	7.25%	14.57	Dick's Sporting Goods, Kerasotes Theater, Marsh, Bed, Bath & Beyond, Michaels, Old Navy, PetSmart

____________________
1
Annualized Base Rent Revenue represents the contractual rent for June 2010 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of September 30, 2010.

2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.

3	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.

4	A third party manages this property.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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OPERATING RETAIL PROPERTIES – TABLE II (CONTINUED)

Property	State	MSA	Annualized Base Rent Revenue1	Annualized Ground Lease Revenue	Annualized Total Retail Revenue	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA2	Major Tenants and Non-Owned Anchors3
Traders Point II	IN	Indianapolis	758,228	—	758,228	1.24%	24.99
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.66%	7.86	Lowe's Home Improvement Center
Zionsville Place	IN	Indianapolis	241,204	—	241,204	0.39%	19.45
Ridge Plaza	NJ	Oak Ridge	1,522,933	—	1,522,933	2.49%	16.50	A&P Grocery, CVS
Eastgate Pavilion	OH	Cincinnati	2,392,056	—	2,392,056	3.91%	10.13	Best Buy, Dick's Sporting Goods, Value City Furniture, PetSmart, DSW
Cornelius Gateway	OR	Portland	259,152	—	259,152	0.42%	19.50	Fedex/Kinkos
Shops at Otty	OR	Portland	272,775	136,300	409,075	0.67%	27.71	Wal-Mart (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.83%	4.75	Burlington Coat Factory
Cedar Hill Village	TX	Dallas	628,247	—	628,247	1.03%	16.19	24 Hour Fitness, JC Penny (non-owned)
Market Street Village	TX	Hurst	1,722,112	33,000	1,755,112	2.87%	11.08	Jo-Ann Fabric, Ross, Office Depot, Buy Buy Baby
Plaza at Cedar Hill	TX	Dallas	3,480,198	—	3,480,198	5.68%	12.91	Hobby Lobby, Office Max, Ross, Marshalls, Sprouts Farmers Market, Toys “R” Us/Babies “R” Us
Plaza Volente	TX	Austin	1,844,108	110,000	1,954,108	3.19%	14.13	H-E-B Grocery
Preston Commons	TX	Dallas	524,604	—	524,604	0.86%	24.61	Lowe's Home Improvement (non-owned)
Sunland Towne Centre	TX	El Paso	3,149,104	104,809	3,253,913	5.31%	10.47	PetSmart, Ross, HMY Roomstore, Kmart, Bed Bath & Beyond, Furniture Factory
50th & 12th	WA	Seattle	475,000	—	475,000	0.78%	32.76	Walgreens
Gateway Shopping Center4	WA	Seattle	2,059,098	144,000	2,203,098	3.60%	22.32	PetSmart, Ross, Rite Aid, Party City, Kohl’s (non-owned), Winco (non-owned)
Sandifur Plaza	WA	Pasco	196,320	—	196,320	0.32%	18.96	Walgreens (non-owned)
TOTAL			$58,262,688	$2,962,906	$61,225,594	100%	$12.65

See prior page for footnote disclosure.

  Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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OPERATING COMMERCIAL PROPERTIES

As of September 30, 2010

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped or Developed	Owned NRA	Percentage Of Owned NRA Leased	Annualized Base Rent1	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants
Indiana
30 South2	Indianapolis	1905/2002	Redeveloped	298,346	92.5%	$4,935,780	77.0%	$17.88	Indiana Supreme Court, City Securities, Kite Realty Group
Pen Products	Indianapolis	2003	Developed	85,875	100.0%	834,705	13.0%	9.72	Indiana Dept. of Administration
Union Station Parking Garage3	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	N/A
Indiana State Motorpool	Indianapolis	2004	Developed	115,000	100.0%	639,400	10.0%	5.56	Indiana Dept. of Administration
TOTAL				499,221	95.5%	$6,409,885	100.0%	$13.44

____________________
1	Annualized Base Rent represents the monthly contractual rent for September 2010 for each applicable property, multiplied by 12.

2	Annualized Base Rent includes $779,507 from the Company and subsidiaries as of September 30, 2010.

3	The garage is managed by a third party.

Kite Realty Group Trust Supplemental Financial and Operating Statistics – 9/30/10
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RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN1

As of September 30, 2010

	Owned Gross Leasable Area				Percent of Owned GLA Leased			Annualized Base Rent1				Annualized Base Rent per Leased Sq. Ft.
Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Lease	Total	Anchors	Shops	Total
Bayport Commons	FL	71,540	25,572	97,112	100.0%	67.8%	91.5%	$1,107,187	$ 482,908	$ —	$1,590,095	$15.48	$27.85	$17.89
Estero Town Commons	FL	—	25,631	25,631	0.0%	57.0%	57.0%	—	428,201	750,000	1,178,201	—	29.30	29.30
Indian River Square	FL	116,342	27,904	144,246	100.0%	87.5%	97.6%	973,085	472,187	—	1,445,272	8.36	19.35	10.27
International Speedway Square	FL	212,995	17,000	229,995	95.5%	69.4%	93.6%	1,898,240	202,600	405,475	2,506,315	9.33	17.17	9.76
King's Lake Square	FL	49,805	35,692	85,497	100.0%	76.6%	90.2%	358,890	658,896	—	1,017,786	7.21	24.10	13.19
Pine Ridge Crossing	FL	66,351	39,164	105,515	100.0%	90.4%	96.4%	627,628	925,443	—	1,553,070	9.46	26.13	15.26
Riverchase Plaza	FL	48,890	29,490	78,380	100.0%	95.9%	98.5%	386,231	699,315	—	1,085,546	7.90	24.72	14.07
Shops at Eagle Creek	FL	51,703	20,568	72,271	49.3%	49.8%	52.0%	356,678	248,927	55,104	660,709	14.00	24.30	16.95
Tarpon Springs Plaza	FL	60,151	22,396	82,547	100.0%	75.2%	93.3%	1,144,008	547,181	228,820	1,920,009	19.02	32.47	21.96
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	91.0%	98.0%	561,479	399,172	—	960,651	4.06	11.10	5.51
Waterford Lakes Village	FL	51,703	26,245	77,948	100.0%	85.1%	95.0%	408,452	480,752	—	889,204	7.90	21.51	12.01
Kedron Village	GA	68,845	88,564	157,409	100.0%	82.5%	90.2%	849,648	1,593,072	—	2,442,720	12.34	21.80	17.21
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	92.4%	96.6%	337,203	438,621	—	775,824	8.90	14.95	11.54
The Centre at Panola	GA	51,674	21,405	73,079	100.0%	100.0%	100.0%	413,392	472,526	—	885,918	8.00	22.08	12.12
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	39.9%	79.9%	775,230	305,953	—	1,081,183	11.75	23.15	13.65
Naperville Marketplace	IL	61,683	22,075	83,758	100.0%	85.4%	96.1%	702,879	290,865	—	993,744	11.40	15.43	12.34
South Elgin Commons	IL	45,000	—	45,000	100.0%	0.0%	100.0%	843,750	—	—	843,750	18.75	—	18.75
50 South Morton	IN	—	2,000	2,000	0.0%	100.0%	100.0%	—	126,000	—	126,000	—	63.00	63.00
54th & College	IN	—	—	—	0.0%	0.0%	*	—	—	260,000	260,000	—	—	—
Beacon Hill	IN	—	57,191	57,191	0.0%	45.8%	45.8%	—	448,987	—	448,987	—	17.15	17.15
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	90.9%	96.3%	862,900	773,499	—	1,636,399	11.75	16.93	13.74
Bridgewater Marketplace	IN	—	25,975	25,975	0.0%	61.6%	61.6%	—	294,897	—	294,897	—	18.43	18.43
Cool Creek Commons	IN	63,600	60,978	124,578	100.0%	93.6%	96.9%	643,200	1,335,543	—	1,978,743	10.11	23.39	16.39
Fishers Station	IN	72,212	44,673	116,885	100.0%	76.6%	91.1%	705,907	428,613	—	1,134,520	9.78	12.52	10.66
Geist Pavilion	IN	27,955	36,159	64,114	100.0%	71.0%	83.7%	396,184	543,395	—	939,579	14.17	21.16	17.52
Glendale Town Commons	IN	329,588	73,610	403,198	100.0%	85.6%	97.4%	1,244,313	1,238,589	—	2,482,902	3.78	19.66	6.32
Greyhound Commons	IN	—	—	—	0.0%	0.0%	*	—	—	221,748	221,748	—	—	—
Hamilton Crossing Centre	IN	30,722	51,702	82,424	100.0%	78.0%	86.2%	345,623	882,909	78,650	1,307,182	11.25	21.89	17.29
Martinsville Shops	IN	—	10,986	10,986	0.0%	16.4%	16.4%	—	25,801	—	25,801	—	—	—
Red Bank Commons	IN	—	34,308	34,308	0.0%	69.5%	69.5%	—	344,228	—	344,228	—	14.43	14.43
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	0.0%	100.0%	464,755	—	—	464,755	9.42	—	9.42
The Centre	IN	18,720	61,969	80,689	100.0%	95.5%	96.5%	170,352	900,174	—	1,070,526	9.10	15.21	13.74
The Corner	IN	12,200	30,412	42,612	100.0%	100.0%	100.0%	88,450	556,958	—	645,408	7.25	18.31	15.15
Traders Point	IN	238,721	40,953	279,674	100.0%	87.5%	98.2%	3,134,370	867,151	435,000	4,436,521	13.13	24.20	14.57
Traders Point II	IN	—	46,600	46,600	0.0%	65.1%	65.1%	—	758,228	—	758,228	—	24.99	24.99
Whitehall Pike	IN	128,997	—	128,997	100.0%	0.0%	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
Zionsville Place	IN	—	12,400	12,400	0.0%	100.0%	100.0%	—	241,204	—	241,204	—	19.45	19.45
Ridge Plaza	NJ	69,612	45,451	115,063	100.0%	49.9%	80.2%	997,762	525,171	—	1,522,933	14.33	23.16	16.50
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	100.0%	100.0%	2,259,306	132,750	—	2,392,056	9.75	29.50	10.13
Cornelius Gateway	OR	—	21,324	21,324	0.0%	62.3%	62.3%	—	259,152	—	259,152	—	19.50	19.50
Shops at Otty	OR	—	9,845	9,845	0.0%	100.0%	100.0%	—	272,775	136,300	409,075	—	27.71	27.71
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	0.0%	100.0%	510,150	—	—	510,150	4.75	—	4.75
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	54.7%	87.7%	483,465	144,782	—	628,247	15.00	22.00	16.19
Market Street Village	TX	136,746	19,879	156,625	100.0%	94.0%	99.2%	1,280,122	441,990	33,000	1,755,112	9.36	23.66	11.08
Plaza at Cedar Hill	TX	227,106	72,741	299,847	89.0%	92.9%	89.9%	2,125,125	1,355,073	—	3,480,198	10.52	20.05	12.91
Plaza Volente	TX	105,000	51,333	156,333	100.0%	49.7%	83.5%	1,155,000	689,108	110,000	1,954,108	11.00	27.02	14.13
Preston Commons	TX	—	27,539	27,539	0.0%	77.4%	77.4%	—	524,604	—	524,604	—	24.61	24.61
Sunland Towne Centre	TX	265,006	42,468	307,474	100.0%	84.0%	97.8%	2,358,250	790,854	104,809	3,253,913	8.90	22.17	10.47
50th & 12th	WA	14,500	—	14,500	100.0%	0.0%	100.0%	475,000	—	—	475,000	32.76	—	32.76
Gateway Shopping Center	WA	74,639	24,805	99,444	100.0%	71.0%	92.8%	1,497,779	561,319	144,000	2,203,098	20.06	31.87	22.32
Sandifur Plaza	WA	—	12,552	12,552	0.0%	82.5%	82.5%	—	196,320	—	196,320	—	18.96	18.96
		3,508,325	1,490,684	4,999,009	98.3%	77.7%	92.2%	$33,955,992	$24,306,696	$2,962,906	$61,225,594	$9.85	$20.99	$12.65

____________________
1	This table does not include annualized base rent from development property tenants open for business as of September 30, 2010.

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